UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2025

ACUITY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16583	58-2632672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1170 Peachtree Street, N.E., Suite 1200, Atlanta, Georgia 30309

(Address of principal executive offices)

(404) 853-1400

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	AYI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2025, the board of directors (the “Board”) of Acuity Brands, Inc. (referred to herein as “we,” “our,” “us,” the “Company,” or similar references) approved a Certificate of Amendment to the Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) to change the name of the Company to “Acuity Inc.” (the “Name Change”). The Name Change and the Certificate of Amendment will be effective as of 12:01 a.m. Eastern Time on March 26, 2025. Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change and the Name Change does not affect the rights of the Company’s stockholders.

On March 11, 2025, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware. The foregoing description of the Certificate of Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

In connection with the Name Change, on March 11, 2025, the Board also approved an amendment and restatement of the amended and restated bylaws of the Company (the “Amended Bylaws”). The Amended Bylaws are effective as of 12:01 a.m. Eastern Time on March 26, 2025. The changes in the Bylaws solely reflect the Name Change. The foregoing description of the Bylaws does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Bylaws, which are attached as Exhibit 3.2 in redline form, marked to show the changes described above, and as Exhibit 3.3 in unmarked form and are each incorporated by reference in this Item 5.03.

Item 7.01.	Regulation FD Disclosure.

On March 12, 2025, the Company issued a press release announcing the Name Change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are included herewith:

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Acuity Brands, Inc., effective of March 26, 2025.

3.2	Amended and Restated Bylaws of Acuity Brands, Inc., effective as of March 26, 2025 (redlined for amendments effective as of March 26, 2025).

3.3	Amended and Restated Bylaws of Acuity Brands, Inc., effective as of March 26, 2025.

99.1	Press Release dated March 12, 2025.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2025

ACUITY BRANDS, INC.

By:	/s/ Karen J. Holcom
Karen J. Holcom
Senior Vice President and Chief Financial Officer